SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 28, 1999
                                                          -------------

                       GE Capital Mortgage Services, Inc.
                          (as Depositor with respect to
            REMIC Mortgage Pass-Through Certificates, Series 1999-15)


                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New Jersey                    33-5042                  21-0627285
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)


Three Executive Campus
Cherry Hill, New Jersey                                     08002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code          (609) 661-6100

Item 5.   Other Events.

     Attached as Exhibits 5.1 and 23.1 to this Current Report are a legal opinion and related consent of the Vice President and General Counsel of the Registrant with respect to the due authorization by the Registrant of certain documents and actions in connection with the issuance of REMIC Mortgage Pass-Through Certificates, Series 1999-15 (the "Certificates") by GE Capital Mortgage Services, Inc. 1999-15 Trust. The public offering of certain classes of the Certificates has been registered pursuant to the Securities Act of 1933 under a Registration Statement on Form S-3 (file nos. 333-68951 and 333-68951-01) (the "Registration Statement") filed with the Securities and Exchange Commission by the Registrant and GE Capital Mortgage Funding Corporation.

     The Registrant hereby incorporates such legal opinion and consent by reference as additional Exhibits to the Registration Statement, insofar as the Registration Statement pertains to the public offering of certain classes of the Certificates.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.         Description
-----------         -----------

5.1 Opinion of Thomas F. Kleissler, Vice President and General Counsel of GE Capital Mortgage Services, Inc. regarding due authorization by the Registrant.

23.1 Consent of Thomas F. Kleissler, Vice President and General Counsel of GE Capital Mortgage Services, Inc. (included as part of Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GE Capital Mortgage Services, Inc.
                                        ----------------------------------
                                                  (Registrant)



Date: July 28, 1999                     By:  /s/  Mary Kaplan
                                             -----------------------------
                                        Name:     Mary Kaplan
                                        Title:    Vice President

                                  EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.                        DESCRIPTION                             PAGE
--------------------------------------------------------------------------------

5.1            Opinion of Thomas F. Kleissler, Vice President and          5
               General Counsel of GE Capital Mortgage Services, Inc. regarding due authorization by the Registrant.

23.1           Consent of Thomas F. Kleissler, Vice President and          6
               General Counsel of GE Capital Mortgage Services,
               Inc. (included as part of Exhibit 5.1).